SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549


FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities and Exchange Act of 1934


Date of Report   (Date of earliest event reported)
June 16, 1995

MANAGEMENT TECHNOLOGIES, INC.
Exact name of Registrant as specified in its Charter)


NEW YORK
(State of other jurisdiction of incorporation)


0-17206                          13-3029797
Commission File No.              I.R.S. Employer Identification


335 Madison Avenue, New York, NY 10017
Address of principal             Zip Code
executive offices


(212)  557-0022
Registrant's telephone
number, including area code

ITEM 5.OTHER EVENTS

On June 16, 1995, the Registrant ("Company"), completed the conversion of a Subordinated Convertible
Note (the "Note") issued to D.H. Blair Investment Banking
Corp. ("Blair") in the principal amount of $323,117 and accrued interest of $56,939.41, or a total amount of $380,056.41, for 271,469 shares of common stock. The shares of common stock issued in conversion of the Note were registered pursuant to a Registration Statement declared effective by the Securities and Exchange
Commission on December 3, 1993.  The conversion price was
$1.40 per share.

        Blair informed the Company that on February 17, 1995, Blair sold a $100,000 interest in the Note to two individuals. The conversion shares were apportioned between these two individuals and Blair, accordingly.

EXHIBIT

1. Subordinated Convertible Note in the principal amount of $323,117
2. Squadron, Ellenoff, Plesent, Sheinfeld & Sorkin letter dated November 29, 1993

SIGNATURE

Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  New York, N.Y.
June 22, 1995
                                 MANAGEMENT TECHNOLOGIES, INC.
                                 (Registrant)

                                 By:      /s/ Nigel J. Cole
                                          Nigel J. Cole
                                          Chief Financial Officer